FIRST MUTUAL BANCSHARES, INC.

2005 STOCK OPTION AND INCENTIVE PLAN

1. Purpose of the Plan. The Plan shall be known as the First Mutual Bancshares, Inc. 2005 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel as officers and directors and for positions of substantial responsibility within the Company, the Company's primary subsidiary, First Mutual Bank (the "Bank") or any other present or future Parent or Subsidiary of the Company, and to provide additional incentive to such individuals in order to promote the success of the Company's business by aligning employee financial interests with long-term shareholder value. Options granted under the Plan may be either Incentive Stock Options or Nonqualified Stock Options, at the discretion of the Committee and as reflected in the terms of the written option agreement. Each and every provision of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

This Plan also provides for (i) Awards of Options and/or Restricted Stock to directors who are not full-time employees, (ii) Awards of Stock Appreciation Rights and (iii) Awards of Restricted Stock.

This Plan is adopted effective January 27, 2005 to (i) increase the number of Shares available for Awards hereunder, (ii) provide for annual Awards of Options to Non-Employee Directors and (iii) provide for the Awards to Employees in the form of Restricted Stock.

2. Definitions. As used herein, the following definitions shall apply.

(a) "Award" means the grant by the Committee of an Incentive Stock Option, a Nonqualified Stock Option, a Stock Appreciation Right, Shares of Restricted Stock, or any combination thereof, as provided in the Plan.

(b) "Bank" shall mean First Mutual Bank, a Washington stock bank under RCW title 32, and any successor thereto.

(c) "Board" shall mean the Board of Directors of the Company.

(d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

(e) "Committee" shall mean the Compensation and Stock Option Committee appointed by the Board of Directors in accordance with paragraph 4(a) of the Company's Plan; provided, however, if the Board of Directors appoints more than one committee pursuant to Section 4, then "Committee" shall refer to the appropriate committee, as indicated by the context of the reference.

(f) "Common Shares" shall mean common stock of the Company.

(g) "Company" shall mean First Mutual Bancshares, Inc., a Washington Corporation, and any successor thereto.

(h) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous status as an Employee shall not be considered interrupted in the case of sick leave, maternity leave, infant care leave, medical emergency leave, military leave or any other leave of absence authorized and approved by the Company or its appropriate Subsidiary; nor shall it be interrupted in the case of transfers between payroll locations of the Company or between the Company and any Parent or Subsidiary, or their respective successors.

(i) "Director" means a director of the Company and/or the Bank.

(j) "Effective Date" shall mean the date of Board adoption of the Plan, January 27, 2005. Any Award under this Plan made prior to the date of shareholder approval is expressly subject to such shareholder approval of the Plan.

(k) "Employee" shall mean any person, including officers, employed on a full-time basis by the Company or any present or future Parent or Subsidiary of the Company.

(l) "Incentive Stock Option" shall mean any Option intended to qualify as an Incentive Stock Option under Section 422 of the Code.

(m) "Non-Employee Director" shall have the same meaning as defined or interpreted for purposes of Rule 16b-3 (including amendments and successor provisions) as promulgated by the Securities and Exchange Commission pursuant to its authority under the Exchange Act ("Rule 16b-3").

(n) "Nonqualified Stock Option" means an Option which is not intended to qualify as an Incentive Stock Option.

(o) "Option" shall mean a stock option granted pursuant to this Plan.

(p) "Optioned Shares" shall mean the Common Shares subject to an Option.

(q) "Optionee" shall mean an Employee, Director or Non-Employee Director who receives an Option.

(r) "Outside Director" shall have the same meaning as defined or interpreted for purposes of Section 162(m) of the Code.

(s) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 424(e) and (g) of the Code.

(t) "Participant" shall mean an eligible Employee or Non-Employee Director who has received an Award hereunder and, to the extent that such Award consists of Options or SARs, such Options or SARs are unexercised, in whole or in part, and to the extent that such Award consists of Restricted Stock, the restrictions with respect to the vesting of such Restricted Stock have not lapsed.

(u) "Plan" shall mean this First Mutual Bancshares, Inc. 2005 Stock Option and Incentive Plan, as amended from time to time.

(v) "Related" means (i) in the case of a Stock Appreciation Right, a Stock Appreciation Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option and (ii) in the case of an Option, an Option with respect to which and to the extent a Stock Appreciation Right which is exercisable, in whole or in part, in lieu thereof has been granted.

(w) "Restricted Stock" means a Common Share granted by the Committee pursuant to Section 22 hereof.

(x) "Stock Appreciation Right" (or "SAR") means a stock appreciation right with respect to Common Shares granted by the Committee pursuant to Section 12 hereof.

(y) "Share" shall mean one Common Share, as adjusted in accordance with Section 11 of the Plan.

(z) "Subsidiary" shall mean (i) in the case of an Incentive Stock Option a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, and (ii) in the case of a Nonqualified Stock Option, in addition to a subsidiary corporation as defined in (i), a limited liability company, partnership or other entity in which the Company controls 50 percent or more of the voting power or equity interests.

(aa) "1992 Plan" means the First Mutual Savings Bank 1992 Stock Option and Incentive Plan.

(bb) "1995 Plan" means the Amended First Mutual Savings Bank 1995 Stock Option and Incentive Plan.

(cc) "2000 Plan" means the First Mutual Bancshares, Inc. 2000 Stock Option and Incentive Plan.

3. Shares Subject to the Plan. Subject to the provisions of Section 11 of the Plan and the provisions below in this Section 3, the maximum aggregate number of Shares which may be optioned and sold pursuant to Options, issued or transferred pursuant to the exercise of SARs or awarded as Restricted Stock is 600,000 Common Shares as to Awards to Employees, augmented as stated below in this paragraph; and, separately, 122,392 Common Shares for Awards to Non-Employee Directors under Section 21 of this Plan augmented as stated below in this paragraph.

These numbers include Common Shares reserved under the 1992 Plan for Awards to Employees, and Common Shares reserved under the 1992 Plan for Awards to Non-Employee Directors as well as Common Shares reserved and available for grant under the 1995 Plan and the 2000 Plan which are effectively transferred to this Plan. The number of transferred Shares with respect to Awards for Employees is 423,944 Shares, and the number of additional Shares pursuant to the Plan is 176,056 Shares. With respect to Shares for Non-Employee Directors, all of the 122,392 Shares are transferred from earlier versions of the Plan. The Shares may be authorized, but unissued, or reacquired Common Shares. For purposes of calculating this maximum aggregate number under either portion of the Plan, Options remaining outstanding under the 1992 Plan, 1995 Plan or 2000 Plan shall not be counted as if those Options were under this Plan; provided, however, that if such an Option terminates or is not exercised, the Common Shares reserved therefore shall be added to the maximum aggregate number of Shares under this Plan.

If an Option or Award under this Plan should expire or become unexercisable for any reason without having been exercised in full, or if an Option or Award is terminated by the mutual agreement of the Company and the person having the Award or Option, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, Shares previously awarded as Restricted Stock that have since been forfeited shall be available for further Award.

Further, Common Shares optioned under the 1992 Plan, 1995 Plan or 2000 Plan, upon such Options expiring or becoming unexercisable for any reason without having been exercised in full, or such Options being terminated by mutual written agreement, become available for future grant under the corresponding Employee portion or Non-Employee Director portion of this Plan, and accordingly increase the maximum aggregate number of Shares under this Plan.

Shares which are subject to Stock Appreciation Rights and related Options shall be counted only once in determining the maximum number of Shares with respect to which Awards may be granted under the Plan at a particular time.

An Award shall not be considered to have been made under the Plan with respect to any Stock Appreciation Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

4. Administration of the Plan.

(a) Procedure.

(i) The Board of Directors shall appoint one or more Committees each consisting of not less than three members of the Board of Directors to administer the Plan. Once appointed, such Committees shall continue to serve until otherwise directed by the Board of Directors.

(ii) Any Awards to officers who are subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") shall be made by (a) a Committee of two or more directors, each of whom is a Non-Employee Director and an Outside Director or (b) as otherwise permitted by both Rule 16b under the Exchange Act and Section 162(m) of the Code and other applicable regulations.

(iii) Subject to the foregoing subparagraphs (i) and (ii) from time to time the Board of Directors may increase the size of the Committee(s) and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, or fill vacancies however caused.

(b) Powers of the Committee. Subject to the provisions of the Plan, the Board, acting through the Committee, shall have the authority, in its discretion: (i) to determine the Employees to whom, and the time or times at which, Awards shall be granted and the number of Shares to be represented by each Award; (ii) to grant Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights and Restricted Stock; (iii) to determine, in accordance with Section 8 of the Plan, the fair market value of the Shares; (iv) to determine, in accordance with Section 8 of the Plan, the exercise price per share of Options to be granted; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Award granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Award; (viii) to reduce the exercise price per share of outstanding and unexercised Options; (ix) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, or to accelerate or defer (with the consent of the Employee) the date as of which restrictions on Restricted Stock shall lapse; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award of Restricted Stock previously granted by the Committee; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c) Effect of Committee's Decision. All decisions, determinations, and interpretations of the Committee shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

(d) Compliance with Securities Laws.

As it determines from time to time, the Committee shall have the right to:

(i) require a Participant to execute, as a condition of exercise of an Option or receipt of Restricted Stock, a letter evidencing the Participant's intent with respect to investment or sale of the Shares obtained pursuant to Awards;

(ii) place appropriate legends upon the certificate or certificates for the Shares; and

(iii) take such other acts as it deems necessary in order to cause the issuance of Shares pursuant to the Plan to comply with applicable provisions of state and federal securities laws.

In furtherance of the foregoing and not by way of limitation thereof, no Option shall be exercisable, and no Restricted Stock shall be awarded, unless such Option and the Shares to be issued pursuant thereto, or such Restricted Stock, shall be registered under appropriate federal and state securities laws, or shall be exempt therefrom, in the opinion of the Committee upon advice of counsel to the Company. Each Option or Restricted Stock agreement shall contain adequate provisions to assure that there will be no violation of such laws. This provision shall in no way obligate the Company to undertake registration of Options or Shares hereunder. Issue, transfer or delivery of certificates for Shares pursuant to the exercise of Options or lapse of restrictions on Restricted Stock may be delayed, at the discretion of the Committee, until the Committee is satisfied that the applicable requirements of the federal and state securities laws have been met.

(e) Notice of Exercise.

The Optionee (or other person or persons, if any, entitled hereunder) desiring to exercise an Option as to all or part of the Shares covered thereby shall in writing notify the Company at its principal office, specifying the number of Optioned Shares to be purchased and, if required by the Company, representing in form satisfactory to the Company that the Shares are being purchased for investment and not with a view to resale or distribution. The Company from time to time may issue or specify to Optionees a written form for use in connection with any such exercise.

5. Eligibility for Awards.

(a) All Employee Awards are discretionary. Options, other than Options to Non-Employee Directors, may be granted only to Employees. For avoidance of doubt, except as to Non-Employee Director Options under Section 21, Directors are not eligible to participate in the Plan unless they are full-time Employees.

(b) Each Option shall be stated in a written option agreement and shall be designated in such agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

(c) For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(d) Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right with respect to continuation of employment with the Company, nor shall it interfere in any way with the Participant's right or the Company's right to terminate the employment relationship at any time with or without cause.

6. Term of Plan. The Plan shall become effective upon its adoption by the Board on January 27, 2005. It shall continue in effect until January 26, 2015, unless sooner terminated under Section 15 of the Plan. Any Option duly granted under this Plan prior to the Plan's expiration or termination shall be exercisable pursuant to its terms and the terms hereof until expiration or earlier termination of such Option. In addition, any Award of Restricted Stock duly granted under the plan prior to the Plan's expiration or termination shall continue in force pursuant to its term until lapse of the applicable restrictions or earlier termination pursuant to the Plan.

7. Term of Option. The term of each Option shall be no more than 10 years from the date of grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns Shares representing more than 10% of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five years from the date of grant.

8. Exercise Price and Consideration for Options.

(a) The per share exercise price under each Option shall be such price as is determined by the Committee, subject to the following:

(1) In the case of an Incentive Stock Option

(i) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per share on the date of grant.

(ii) granted to any other Employee, the per share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

(2) In the case of a Nonqualified Stock Option the per share exercise price may be less than, equal to, or greater than the fair market value per share on the date of grant.

(b) The fair market value per share shall be the closing price per share of the Common Share on the Nasdaq Stock Market ("NASDAQ") on the date of grant. If the Shares cease to be listed on NASDAQ, the Committee shall designate an alternative method of determining the fair market value of the Shares.

(c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee at the time of grant and may consist of cash, check, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price, or such other payment method approved by the Committee. If the Optionee is an officer of the Company within the meaning of Section 16 of the Exchange Act, he or she may in addition be allowed to pay all or part of the purchase price with Shares. Shares used by officers to pay the exercise price shall be valued at their fair market value on the exercise date.

(d) Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay any federal, state, and local withholding obligations of the Company, if applicable. If an Optionee is an officer of the Company within the meaning of Section 16 of the Exchange Act, he or she may elect to pay such withholding tax obligations by having the Company withhold Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall equal the fair market value of the Shares on the day the Option is exercised. The right of an officer to dispose of Shares to the Company in satisfaction of withholding tax obligations shall be deemed to be approved as part of the initial grant of an Option, unless thereafter rescinded, and shall otherwise be made in compliance with Rule 16b-3 and other applicable regulations.

9. Exercise of Option.

(a) Procedure for Exercise, Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee at the time of grant, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option being exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, or by electronic transfer to the Optionee's brokerage account, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such share certificate, or effect an electronic transfer to the Optionee's brokerage account, promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Status as Employee. In the event of termination of an Optionee's Continuous Status as an Employee, such Optionee may exercise stock options to the extent exercisable on the date of termination. Such exercise must occur within three months (or such shorter time as may be specified in the grant), after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or does not exercise such Option within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee as a result of total and permanent disability (i.e., the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of 12 months), the Optionee may exercise the Option, but only to the extent of the right to exercise that would have accrued had the Optionee remained in Continuous Status as an Employee for a period of 12 months after the date on which the Employee ceased working as a result of the total and permanent disability. Such exercise must occur within 18 months (or such shorter time as is specified in the grant) from the date on which the Employee ceased working as a result of the total and permanent disability (but in no event later than the date of expiration of the term of such Option as set forth in the option agreement). To the extent that the Optionee was not entitled to exercise such Option within the time specified herein, the Option shall terminate.

(d) Death of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of the death of an Optionee:

(i) who is at the time of death an Employee of the Company, the Option may be exercised, at any time within six months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the option agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee 12 months after the date of death; or

(ii) whose Option has not yet expired but whose Continuous Status as an Employee terminated prior to the date of death, the Option may be exercised, at any time within six months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the option agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

(e) Notwithstanding subsections (b), (c), and (d) above, the Committee shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Option beyond the date on which the Option would have expired if no termination of the Employee's Continuous Status as an Employee had occurred).

10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided that the Committee may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

11. Adjustments Upon Changes in Capitalization or Merger.

(a) Adjustments. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option or awarded as Restricted Stock, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have been made or which have been returned to the Plan upon cancellation or expiration of an Option or forfeiture of an Award of Restricted Stock, as well as the price per share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or awarded as Restricted Stock.

In the event of the proposed dissolution or liquidation of the Company, the outstanding Awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Board and give each Optionee the right to exercise an Option as to all or any part of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable, and cancel restrictions with respect to Restricted Stock. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a Parent or Subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Option or to substitute an equivalent Option. Similarly, an Award of Restricted Stock shall be replaced by an Award from the successor corporation, unless the successor corporation does not agree to do so. If the successor corporation does not agree to assume or substitute Awards under the Plan, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable, and shall cancel restrictions on any Restricted Stock Awards. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of 15 days from the date of such notice, and the Option will terminate upon the expiration of such period.

(b) Change in Control. In the event of a change in control of the Company, the Optionee at his or her option may receive on the date immediately prior to the consummation of such change in control, in lieu of stock, cash in an amount equal to the aggregate difference between the exercise price per share and the market price per share of the stock underlying such outstanding Options on the date immediately prior to the consummation of such change in control of the Company. Restrictions with respect to Restricted Stock Awards shall lapse on the day immediately prior to the consummation of any change in control of the Company. For purposes of this Section, "change in control" shall mean: the acquisition of the "beneficial ownership" (as that term is defined in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934) of 25% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934; provided, however, that for the purposes of the Plan no change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire 25% or more of the voting securities of the Company, the full Board of Directors of the Company shall have adopted by not less than a two-thirds vote a resolution specifically approving such acquisition or offer. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any form of entity not specifically listed herein.

(c) Extraordinary Corporate Action. Subject to any required action by the shareholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event, in order to avoid economic detriment to the Participant, to:

(i) appropriately adjust the number of Shares of Common Stock subject to each Award, the exercise price per share of Common Stock subject to an Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

(ii) cancel any or all previously granted Awards, provided that appropriate consideration is paid to the Participant in connection therewith; and/or

(iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code.

Except as expressly provided in Section 11(a) and 11(b) hereof, no Participant shall have any rights by reason of the occurrence of any of the events described in this Section 11.

(d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan or the date as of which restrictions lapse with respect to Awards of Restricted Stock.

12. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the person to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion, shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or the fair market value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Company shall not issue any fractional shares) the amount by which the fair market value per share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be related to an Option or may be granted independently of any Option as the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto; provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of this Plan and applicable laws as if such Related Stock Appreciation Right were an Incentive Stock Option. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent to the Shares with respect to which the Related Option was exercised or terminated.

13. Time of Granting. The date of grant of an Award shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of an Option, Stock Appreciation Right or Restricted Stock and all conditions to the grant have been satisfied, provided that conditions to the exercise of an Award shall not defer the date of grant. Notice of a grant shall be given to each person to whom an Award is so granted within a reasonable time after the determination has been made.

14. Substitutions and Assumptions. The Committee shall have the right to substitute or assume Options in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 3 may be increased by the corresponding number of Options assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Options before and after the substitution.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable (including, but not limited to amendments which the Board deems appropriate to enhance the Company's ability to claim deductions related to stock option exercises or the lapse in restrictions with respect to Restricted Stock); provided that any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan, shall require approval of, or ratification by, the shareholders of the Company by majority vote.

(b) Employees in Foreign Countries. The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Employees employed in such countries and to meet the objectives of the Plan.

(c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by such Participant and the Company.

(d) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Award unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Participant holding such Award in order to comply with any such law, rule or regulation or to avoid any such penalty.

16. Conditions Upon Issuance of Shares. Shares shall not be issued or delivered pursuant to an Award unless the Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18. Shareholder Approval. The 2005 restatement of the Plan is subject to majority approval by the shareholders of the Company at the annual meeting of shareholders to be held on April 28, 2005. If the restated Plan is not so approved by the shareholders, the Company's 2000 Plan nonetheless shall continue in effect.

19. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option of Stock Appreciation Right pursuant to the Plan, or restrictions with respect to Shares of Restricted Stock awarded under the Plan lapse, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, in the case of an Option or Stock Appreciation Right, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

20. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Washington.

21. Director Options.

(a) General. In order to attract and retain qualified Directors and to provide incentive for their efforts, Shares as specified below in this Section 21, subject to adjustment as provided in Section 11, are reserved for Director Options granted and to be granted, and Restricted Stock to be awarded, to Non-Employee Directors as follows:

(i) These Director Options do not apply to Directors who are also full-time paid Employees of the Company or any Parent or Subsidiary of the Company. Other Directors now serving and those hereafter appointed or elected as Directors of the Company shall be eligible.

(ii) The further addition of Shares to this Director portion of the Plan, beyond the Shares described above in this Section 21, is subject to shareholder approval.

(iii) Within the limits of Shares available within this Director portion of the Plan, each eligible Director, now or hereafter serving, shall be granted, at the beginning of each year of service as a director, an Option to acquire 2,000 Shares of stock of the Company adjusted for changes in the Company's Shares after the Effective Date, and subject to further adjustment hereafter as provided in Section 11, at a price equal to the fair value of the Shares (under the methodology of Section 8) at the time of the grant of the Option, which Option shall be exercisable one-half upon completion of one full year of service after the grant of the Option, and a like amount at the end of the second year so that the Option becomes fully exercisable after two years of completed service following the grant of the Option.

(iv) If, after receiving a grant of an Option, a Director ceases to be a Director during the term of the Option, the portion of the Option which has not become exercisable shall be forfeited unless the reason the Director left office was death, disability or retirement from the Board of Directors under mandatory age retirement provisions applicable to the Company. In each of these latter instances, the Option shall become fully vested and exercisable.

(v) The period during which the Option may be exercised is limited to the period of six years after the grant of Option, subject, of course, to nonvesting and forfeiture rules as provided above.

(b) The issuance of these Options to Non-Employee Directors is not discretionary and shall occur as a matter of course under the supervision of the President of the Company; provided, however, if the Board decides to do so in the future, it may change this Section 21 so that Non-Employee Director Options granted after the date of such change are discretionary, and if that change is made, Awards thereafter made under this Section 21 shall be subject to approval of the Board. These Non-Employee Director Options are not Incentive Stock Options under Internal Revenue Code Section 422. Except as provided otherwise within this Section 21, the balance of the terms of the Plan shall apply to Non-Employee Director Options as appropriate in the context of these Options which are to Directors and not to Employees.

(c) The Board may award Restricted Stock to Non-Employee Directors in lieu of or in addition to the Award of Options pursuant to this Section 21. Such Award of Restricted Stock shall be subject to vesting and other conditions of forfeiture similar to the conditions applicable to Options as set forth in Section 21(a)(iii)-(v).

22. Restricted Stock.

(a) The Committee may from time to time, in its sole and absolute discretion, award Shares of Restricted Stock to such persons as it shall select from among those persons who are eligible under Section 5 of the Plan to receive Awards of Restricted Stock. Any Award of Restricted Stock shall be made from Shares subject hereto as provided in Section 3 of the Plan.

(b) A Share of Restricted Stock shall be subject to such restrictions, terms and conditions, including forfeitures, if any, as may be determined by the Committee, which may include, without limitation, the rendition of services to the Company, or any Parent or Subsidiary, for a specified time or the achievement of specific goals, and to the further restriction that no such Share may be sold, assigned, transferred, discounted, exchanged, pledged or otherwise encumbered or disposed of until the terms and conditions set by the Committee at the time of the Award of the Restricted Stock have been satisfied; provided, however, that the minimum restriction period shall be three years from the date of Award (one year in the case of Shares of Restricted Stock awarded with performance-based conditions). Each recipient of an Award of Restricted Stock shall enter into an agreement with the Company, in such form as the Committee shall prescribe, setting forth the restrictions, terms and conditions of such Award, whereupon such recipient shall become a Participant in the Plan.

If a person is awarded Shares of Restricted Stock, whether or not escrowed as provided below, the person shall be the record owner of such Shares and shall have all the rights of a shareholder with respect to such Share (unless the escrow agreement, if any, specifically provides otherwise), including the right to vote and the right to receive dividends or other distributions made or paid with respect to such Shares. Any certificate or certificates representing Shares of Restricted Stock shall bear a legend similar to the following:

The shares represented by this certificate have been issued pursuant to the terms of the First Mutual Bancshares, Inc. 2005 Stock Option and Incentive Plan and may not be sold, assigned, transferred, discounted, exchanged, pledged or otherwise encumbered or disposed of in any manner except as set forth in the terms of the agreement embodying the award of such shares dated ____________, 20__.

In order to enforce the restrictions, terms and conditions that may be applicable to a person's Shares of Restricted Stock, the Committee may require the person, upon the receipt of a certificate or certificates representing such Shares, or at any time thereafter, to deposit such certificate or certificates, together with stock powers and other instruments of transfer, appropriately endorsed in blank, with the Company or an escrow agent designated by the Company under an escrow agreement in such form as the Committee shall prescribe.

After the satisfaction of the restrictions, terms and conditions set by the Committee at the time of an Award of Restricted Stock to a person, a new certificate, without the legend set forth above, for the number of Shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the person.

If a person to whom Restricted Stock has been awarded dies after satisfaction of the restrictions, terms and conditions for the payment of all or a portion of the Award but prior to the actual payment of all or such portion thereof, such payment shall be made to the person's beneficiary or beneficiaries at the time and in the same manner that such payment would have been made to the person.

The Committee shall have the authority (and the agreement evidencing an Award of Restricted Stock may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of such restrictions with respect to any or all of the Shares of Restricted Stock awarded to a person hereunder on such terms and conditions as the Committee may deem appropriate.

(c) Without limiting the provisions of the first paragraph of subsection (b) of this Section 22, if a person to whom Restricted Stock has been awarded ceases to be employed by at least one of the employers in the group of employers consisting of the Company and any Parent or Subsidiary, for any reason, prior to the satisfaction of any terms and conditions of an Award, any Restricted Stock remaining subject to restrictions shall thereupon be forfeited by the person and transferred to, and reacquired by, the Company or an Affiliate at no cost to the Company or the Affiliate; provided, however, if the cessation is due to the person's death, disability or retirement, the Committee may, in its sole and absolute discretion, deem that the terms and conditions have been met for all or part of such remaining portion. In the event of such forfeiture, the person, or in the event of his or her death, his or her personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the Shares of

Restricted Stock remaining subject to such restrictions, accompanied by such instruments of transfer, if any, as may reasonably be required by the Secretary of the Company.

(d) In case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Shares (other than a change in par value or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that payment of Restricted Stock shall take the form of the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such consolidation or merger.